SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2010

PrismOne Group, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-147835	20-8768424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2295 South Hiawassee Rd., Suite 418 , Orlando, FL	32835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  321-292-1000

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 6, 2010, Mr. James E. Cohen, Jr. resigned as a member of our board of directors.  There was no known disagreement with Mr. Cohen on any matter relating to the Company’s operations, policies or practices.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

17.1 Resignation of James E. Cohen, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrismOne Group, Inc

/s/ Samir K. Burshan
 Samir K. Burshan
Chief Executive Officer

Date:         April 8, 2010